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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 26, 2002


                              ACE SECURITIES CORP.

                  (AS DEPOSITOR UNDER THE POOLING AND SERVICING
               AGREEMENT, DATED AS OF JULY 1, 2002, PROVIDING FOR
                  THE ISSUANCE OF SERIES 2001-HE1 ASSET BACKED
                           PASS-THROUGH CERTIFICATES)


                              ACE Securities Corp.
                              --------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                 333-45458              56-2088493
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(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

         6525 Morrison Blvd.,
         Suite 318
         Charlotte, North
         Carolina                                                 92618
---------------------                                         ----------
(Address of Principal                                         (Zip Code)
Executive Offices)


Registrant's telephone number, including area code:   (704) 365-0569.


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                                       -2-

Item 5.  Other Events

Description of the Mortgage Pool

         ACE Securities Corp. Corporation (the "Registrant") plans a series of certificates, entitled ACE Securities Corp. Home Equity Loan Trust, Series 2002-HE1 Asset Backed Pass-Through Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of July 1, 2002, among the Registrant as depositor, Wells Fargo Bank Minnesota, National Association as master servicer, Bank One, National Association as certificate administrator and Wells Fargo Bank Minnesota, National Association as trustee. The Certificates to be designated as the Series 2002-HE1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate and first and second lien fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         Deutsche Bank Securities, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.


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                                       -3-

Item 7.  Financial Statements and Exhibits

                           (a)      Not applicable

                           (b)      Not applicable

                           (c)      Exhibits


         Exhibit No.                Description
         -----------                -----------
             99.1                   Collateral Term Sheets (as defined in
                                    Item 5) that have been provided by
                                    Deutsche Bank Securities, Inc. to
                                    certain prospective purchasers of
                                    ACE Securities Corp. Home Equity
                                    Loan Trust, Series 2002-HE1 Asset
                                    Backed Pass-Through Certificates
                                    (filed in paper pursuant to the
                                    automatic SEC exemption pursuant to
                                    Release 33-7427, August 7, 1997).




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 26, 2002

                                                  ACE SECURITIES CORP.


                                                  By: /s/ Evelyn Echevarria
                                                     -------------------------
                                                  Name:   Evelyn Echevarria
                                                  Title:  Vice President



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                                Index to Exhibits




                       Sequentially
     Exhibit No.       Description                              Numbered Page
     -----------       -----------                              -------------
        99.1           Collateral Term Sheets(as defined             P
                       in Item 5) that have been provided
                       by Deutsche Bank Securities, Inc.
                       to certain prospective purchasers
                       of ACE Securities Corp. Home Equity
                       Loan Trust, Series 2002-HE1 Asset
                       Backed Pass-Through Certificates.









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                                  EXHIBIT 99.1

                                 FILED BY PAPER